J.G. KING PTY. LTD. A.C.N. 006
                                     627 210
                                       and
                          R00 MEDIA AUSTRALIA PTY. LTD.
                               A.C.N. 084 059 450
                                       and
                              BEACHFRONTS PTY. LTD.
                               A.C.N. 004 717 748

                                    Sub Lease

                                    Sub-Lease

Parties:

1. J.G. KING PTY. LTD. A.C.N. 006 627 210 of 1820 Sturt Street, Ballarat. 3350.("SubLessor")

2. ROO MEDIA AUSTRALIA PTY. LTD. A.C.N. 084 059 450 of Level 1, 212 Balaclava Road, Caulfield North. 3161. ("Sub-Lessee")

3. BEACHFRONTS PTY. LTD. A.C.N. 004 717 748 of 14 Montalto Avenue, Toorak. 3142. ("Lessor")


Executed as a Deed on the 12 day of August 2004

EXECUTED BY J.G. KING PTY. LTD.


 /s/ John G. King
-------------------------------------------------
Signature

 John G. King
-------------------------------------------------
Print name

10 Alfred St. Ballarat
-------------------------------------------------
Address

Sole Director
-------------------------------------------------
Office held

EXECUTED BY ROO MEDIA
AUSTRALIA PTY. LTD. A.C.N. 084 059
450 in accordance with Section 127 of
the Corporation Act:


/s/ Robin Smyth                              /s/ Robert Petty
------------------------------------         -----------------------------------
Signature                                    Signature


Robin Smyth                                  Robert Petty
------------------------------------         -----------------------------------
Print name                                   Print name


56A Essex Rd. Surrey Hills 3121              3A Tollington Ave. Malvern
------------------------------------         -----------------------------------
Address                                      Address


Director                                     Director
------------------------------------         -----------------------------------
Office held                                  Office held


EXECUTED BY BEACHFRONT PTY.
LTD. A.C.N. 004 71/748 in accordance
with Section 127 of the Corporations
Act:


/s/ M.J. Saelts
------------------------------------
Signature


M.J. Saelts
------------------------------------
Print name


------------------------------------
Addresss


------------------------------------
Office held

                                    Sub Lease

1.    DEFINITIONS AND INTERPRETATION

      1.1. In this Deed, unless the contrary intention appears, the following expressions have the meanings set out opposite them:

            Expression             Meaning
            ----------             -------

            Bank Guarantee means an irrevocable and unconditional bank guarantee or banker's undertaking from an Australian trading bank without an expiry date in the amount specified in Schedule 1 Item 5

            Deed                   this Sub-Lease

            GST has the meaning given to that term by A New Tax System (Goods and Services Tax) Act 1999 as amended

            Lessor the person named in Schedule 1 Item 1, its successors and assigns, including the person entitled to possession of the Premises when this Deed or any leases affecting the Premises comes to an end

            Lease the Lease between the Lessor and Sub-Lessor, a copy of which is attached hereto and referred to as Schedule 2

            Premises               the  property  and  facilities  described  in
                                   Schedule 1 Item 6 including the Lessor's fixtures and fittings and plant and equipment set out in Schedule 1 Item 7

            Sub-Lease Area         the  property  and  facilities  described  in
                                   Schedule 1 Item 8

            Sub-Lessee             the  person  named  in  Schedule  1  Item  3,
                                   including     that     persons     executors,
                                   administrators and assigns, or in the case of a corporation its successors and assigns

            Sub-Lessor's           the person or  persons  named  in  Schedule 1
            Guarantor              Item  4  including  that  persons  executors,
                                   administrators and assigns

            Sub-Lessor             the  person  named  in  Schedule  1  Item  2,
                                   including     that     persons     executors,
                                   administrators and assigns, or in the case of a corporation its successors and assigns

            Term                   the Term of this Deed described in Schedule 1
                                   Item 11

      1.2. This Deed is to be interpreted so that it does not infringe against any Victorian or Commonwealth Acts or any regulations made under those Acts. Any provision that does so infringe shall be read down to the extent necessary to give it, if possible, an operation of a partial character, but if it cannot be so read down it shall be deemed to be severable. If any provision is held invalid by a court that provision shall be disregarded and the remainder of this Deed shall continue in force.

      1.3. Amendments of this Deed must be in writing and signed by the parties.

      1.4. An obligation imposed by this Deed upon more than one person binds them jointly and severally.

      1.5.  The singular shall mean and include the plural and vice versa.

      1.6.  References to one gender shall mean and include the other gender.

      1.7. As between the Sub-Lessor and the Sub-Lessee, if there is any conflict between the provisions of the Lease and the provisions of this Deed, this Deed shall prevail.

2.    SUB-LEASE

      2.1. The Sub-Lessor hereby subleases to the Sub-Lessee the Sub-Lease Area for the Term and upon the terms and conditions set out in this Deed.

      2.2. The Lessor, as evidenced by is execution of this Deed, consents to the sublease.

3.    SUB-LESSEE'S COVENANTS

      3.1.  Positive Covenants The

            Sub-Lessee shall:

            3.1.1. during the continuance of the Term, any Further Term and any permitted overholding, perform and observe all of the requirements and conditions contained in the Lease (mutatis mutandis), as if:

                     3.1.1.1. the Sub-Lessor  was named as the Lessor;

                     3.1.1.2. the Sub-Lessee was named as the Tenant;

                     3.1.1.3. the  description  of the Premises in Item 6 of the
                              Schedule of the Lease was the description of the Sub-Lease Area in item 8 of Schedule 1 of this Deed,

                     unless a contrary intention is shown by this Deed;

            3.1.2. pay the Rent (specified in Schedule 1 Item 9) to the Sub-Lessor or as the Sub-Lessor directs on the days and in the manner specified in Schedule 1 item 9;

            3.1.3. pay, in addition to the Rent, any GST applying to the Rent and any other amounts due to the Tenant from time to time;

            3.1.4.   pay all gas, telephone and electricity usage charges;

            3.1.5. at the end of the term of this Deed, return possession of the Sub-Lease Area to the Sub-Lessor (or Lessor) in the state of cleanliness and repair that complies with the Sub-Lessee's covenants and remove all of the Sub-Lessee's property and fittings from the Sub-Lease Area and make good all damage caused by such removal. Any of the Sub-Lessee's property left on the Sub-Lease Area shall be deemed as being abandoned by the Sub-Lessee and shall become the Sub-Lessor's property without payment of compensation;

            3.1.6. permit the Sub-Lessee and or Lessor and their agents at all reasonable times to enter upon the Sub-Lease Area and to make such renovations and repairs thereto as the Tenant shall consider necessary or advisable; and

            3.1.7. to indemnify and keep indemnified the Sub-Lessor and the Sub-Lessor's Guarantors against any liability, risk or amount which they may incur as a result of the Sub-Lessee's occupation of the Sub-Lease Area or the Sub-Lessee's failure to comply with any provision of this Deed.

      3.2.  Negative Covenants

            The Sub-Lessee shall not:

            3.2.1. use or allow the use of the Sub-Lease Area except in accordance with this Deed;

            3.2.2. use or allow the use of the Sub-Lease Area in breach of any legislation or contrary to any permit or authority granted by any competent body or authority;

            3.2.3.   use  any  equipment  in  the  Sub-Lease   Area  other  than
                     equipment that the Sub-Lessor consents to in writing; and

            3.2.4. pay or be required to pay any amount for municipal or water rates and levies, insurance or other outgoings (not including telephone, gas and electricity charges) which the Sub-Lessor must pay under the Lease.

4.    MUTUAL COVENANT

      Both the Sub-Lessor and the Sub-Lessee shall ensure that its public risk policy (and any other insurances which the Lessor requires the Lessee to maintain) covers all of the parts of the Premises.

5.    GENERAL AGREEMENTS BETWEEN SUB-LESSOR AND SUB-LESSEE

      5.1. The Sub-Lessee shall not enter into any agreement or arrangement assigning its rights under this Deed unless:

            5.1.1. the Lessor's and Sub-Lessor's consent to an assignment has been obtained in writing by the Sub-Lessee; or

            5.1.2. the agreement or arrangement is entirely dependent upon the SubLessor's said consent being had and obtained (which consent shall not be unreasonably withheld).

      5.2. The relationship between the Sub-Lessor and Sub-Lessee is strictly that of tenant and sub-tenant. This Deed does not constitute either party a joint venture, partner, agent, employee or fiduciary of the other, and subject to any other agreement between the Sub-Lessee against any action or demand resulting from any accident, damage or injury occurring in the Premises.

      5.3. Both the Sub-Lessor and the Sub-Lessee agree not to carry on in any manner, or allow a servant employee or agent of them to so carry on in any way that will effect the goodwill or operation of any of the businesses being carried on from the Premises or against either of them.

6.    SUB-LESSOR'S COVENANTS

      6.1. The Sub-Lessor covenants that if the Sub-Lessee performs and observes the Sub-Lessee's obligations under this Deed the Sub-Lessee may occupy the SubLease Area during the Term without any interruption by the Sub-Lessor or any person lawfully claiming through the Sub-Lessor.

      6.2. The Sub-Lessee shall be fully responsible for the maintenance, servicing, replacement and repair of any part of the Lessor's and Sub-Lessor's Fixtures and Fittings, unless the need for the same is caused by a failure by the Sub-Lessor to comply with its obligations under the Lease.

7.    TERMINATION

      Notwithstanding any provision of the Lease imported into this Deed, the Sub-Lessor shall not be permitted to terminate this Deed without the prior consent of the Lessor, which shall not be unreasonably withheld.

8.    BANK GUARANTEE

      8.1. Upon signing of this Deed, the Sub-Lessee must give the Bank Guarantee to the Sub-Lessor.

      8.2. The Sub-Lessor may enforce the Bank Guarantee if the Sub-Lessee fails to punctually perform any of its obligations under this Deed.

      8.3. The Sub-Lessee must, within 5 days of notification by the Sub-Lessor, provide an additional bank guarantee equal to the amount claimed by the Sub-Lessor if the Sub-Lessor exercises its powers in accordance with Clause 8.2.

      8.4. At the expiration of the Term (or any period of overholding) or sooner termination of this Sub-Lease, if the Sub-Lessee is not indebted or otherwise liable to the Sub-Lessor for its non-observance or non-performance of the Sub-Lessee's obligations under this Deed, the Sub-Lessor will return the Bank Guarantee to the Sub-Lessee.

9.    SUB-LESSOR'S OBLIGATIONS TO LESSOR

      Nothing in this Deed releases the Sub-Lessor from its obligations to the Lessor under the Lease.

                                   Schedule 1

Item 1:             Lessor:                   BEACHFRONTS PTY. LTD. A.C.N. 004 717 748 of 14 Montalto Avenue,
                                              Toorak. 3142.

Item 2:             Sub-Lessor:               J.G. KING PTY. LTD. A.C.N. 006 627 210 of 1820 Sturt Street,
                                              Ballarat. 3350.

Item 3:             Sub-Lessee:               R00 MEDIA AUSTRALIA PTY. LTD. A.C.N. 084 059 450 of Level 1, 212
                                              Balaclava Road, Caulfield North. 3161

Item 4:                                       Sub-Lessor's    JOHN GEORGE KING of 10 Alford Street, Ballarat.
                    Guarantors:               3350.

Item 5:             Bank Guarantee:           $20,000.00

Item 6:             Premises:                 11-15 Buckhurst Street, South Melbourne


Item 7:             Lessor's Fixtures &
                    Fittings:

Item 8:             Sub-Lease Area:           All of the Premises

Item 9:             Rent:                     $100,000.00 for the Term of the Sub-Lease, payable by
                                              equal monthly instalments of $5,263.15 (plus GST) in
                                              advance on the 1St day of each month
Item 10:            Sub-Lessee's
                    Fixtures and
                    Fittings:

Item 11:            Term:                     1 July 2004 to 30 January 2006 inclusive

                                   Schedule 2
                                      Lease